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                            SMITH INTERNATIONAL, INC.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 6, 2002
                                 DATE OF REPORT
                        (Date of earliest event reported)

                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


                      DELAWARE            1-8514                 95-3822631
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)


                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)


                                      77060
                                   (Zip Code)


                                 (281) 443-3370
              (Registrant's telephone number, including area code)
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ITEM 5:  OTHER EVENTS

     A copy of the press release dated June 6, 2002 announcing a 2-for-1 common stock split to be effected in the form of a stock dividend is filed as Exhibit
99.1 and is hereby incorporated herein by reference.


ITEM 7. Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired

          Not applicable.

     (b)  Pro forma financial information

          Not applicable.

     (c)  Exhibits

          99.1    Press Release issued by the Registrant dated June 6, 2002.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SMITH INTERNATIONAL, INC.


                                /s/ NEAL S. SUTTON
                                ----------------------
                            By: Neal S. Sutton
                                Senior Vice President - Administration,
                                General Counsel and Secretary

Date: June 7, 2002
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                                  EXHIBIT INDEX


   EXHIBIT NO.               DESCRIPTION
   -----------               -----------
      99.1      Press Release issued by the Registrant dated June 6, 2002.